              MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                      OFFERING                       SHARES   OFFERING    FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF     TOTAL AMOUNT    PURCHASED  PURCHASED   TOTAL
   PURCHASED    TRADE DATE  OFFERING   SHARES      OF OFFERING      BY FUND    BY FUND   ASSETS      BROKERS     PURCHASED FROM
   ---------    ----------  --------  --------  -----------------  ---------  ---------  ------  --------------  ---------------
    Federal      04/08/09      --      $99.759  $6,000,000,000.00  4,250,000    0.07%     1.34%     Barclays      Goldman Sachs
   National                                                                                       Capital Inc.,
   Mortgage                                                                                       Credit Suisse
  Association                                                                                      Securities
  1.375% due                                                                                       (USA) LLC,
   4/28/2011                                                                                     Goldman, Sachs
                                                                                                  & Co., First
                                                                                                 Tennessee Bank
                                                                                                    National
                                                                                                  Association,
                                                                                                      HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Jefferies &
                                                                                                   Co., Morgan
                                                                                                 Stanley & Co.,
                                                                                                  Incorporated

    Federal      05/13/09      --      $99.855  $5,000,000,000  3,000,000    0.06%     2.88%        Barclays      UBS Securities
   National                                                                                       Capital Inc.,
   Mortgage                                                                                       Deutsche Bank
  Association                                                                                      Securities
  2.500% due                                                                                       Inc., J.P.
   5/15/2014                                                                                         Morgan
                                                                                                   Securities
                                                                                                   Inc., First
                                                                                                 Tennessee Bank
                                                                                                    National
                                                                                                  Association,
                                                                                                 Morgan Stanley
                                                                                                      & Co.
                                                                                                  Incorporated,
                                                                                                   Robert Van
                                                                                                   Securities,
                                                                                                    Inc., UBS
                                                                                                   Securities
                                                                                                      LLC,